UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2006

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure
     iPass announces that Tom Thimot, senior vice president of worldwide sales, has left the employment of iPass. Mr. Thimot came to iPass in February 2006 via iPass’ acquisition of GoRemote Internet Communications, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

	By:	/s/ Bruce K. Posey

Name: Bruce K. Posey
Title: Vice President, General Counsel and Secretary
Dated: June 1, 2006